MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO
                                                                   ANNUAL REPORT

PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio and the Lehman Brothers Government Bond Index, from November 8, 1993 through December 31, 1999.

[GRAPH]

                High Grade Fixed Income Portfolio (H)   LB Gov't Bond Index
                -------------------------------------   -------------------
         Nov-93                                $9,570                 $9,890
         Dec-93                                $9,627                 $9,929
         Jan-94                                $9,647                $10,065
         Feb-94                                $9,416                 $9,851
         Mar-94                                $9,166                 $9,630
         Apr-94                                $9,076                 $9,553
         May-94                                $9,087                 $9,541
         Jun-94                                $9,047                 $9,519
         Jul-94                                $9,167                 $9,694
         Aug-94                                $9,147                 $9,696
         Sep-94                                $8,997                 $9,560
         Oct-94                                $8,977                 $9,552
         Nov-94                                $8,947                 $9,535
         Dec-94                                $8,996                 $9,593
         Jan-95                                $9,130                 $9,771
         Feb-95                                $9,295                 $9,981
         Mar-95                                $9,347                $10,044
         Apr-95                                $9,440                $10,176
         May-95                                $9,698                $10,586
         Jun-95                                $9,760                $10,667
         Jul-95                                $9,739                $10,628
         Aug-95                                $9,873                $10,753
         Sep-95                                $9,956                $10,857
         Oct-95                               $10,101                $11,022
         Nov-95                               $10,245                $11,194
         Dec-95                               $10,385                $11,352
         Jan-96                               $10,439                $11,422
         Feb-96                               $10,199                $11,189
         Mar-96                               $10,111                $11,095
         Apr-96                               $10,023                $11,024
         May-96                                $9,947                $11,005
         Jun-96                               $10,078                $11,147
         Jul-96                               $10,100                $11,175
         Aug-96                               $10,045                $11,150
         Sep-96                               $10,231                $11,335
         Oct-96                               $10,472                $11,585
         Nov-96                               $10,669                $11,786
         Dec-96                               $10,531                $11,666
         Jan-97                               $10,531                $11,679
         Feb-97                               $10,554                $11,695
         Mar-97                               $10,403                $11,571
         Apr-97                               $10,554                $11,738
         May-97                               $10,623                $11,839
         Jun-97                               $10,751                $11,971
         Jul-97                               $11,063                $12,311
         Aug-97                               $10,924                $12,190
         Sep-97                               $11,098                $12,372
         Oct-97                               $11,237                $12,586
         Nov-97                               $11,283                $12,651
         Dec-97                               $11,387                $12,783
         Jan-98                               $11,547                $12,975
         Feb-98                               $11,522                $12,940
         Mar-98                               $11,571                $12,976
         Apr-98                               $11,632                $13,035
         May-98                               $11,755                $13,169
         Jun-98                               $11,853                $13,319
         Jul-98                               $11,853                $13,339
         Aug-98                               $12,012                $13,686
         Sep-98                               $12,210                $14,056
         Oct-98                               $12,063                $14,008
         Nov-98                               $12,137                $14,012
         Dec-98                               $12,165                $14,043
         Jan-99                               $12,245                $14,124
         Feb-99                               $11,953                $13,788
         Mar-99                               $11,993                $13,842
         Apr-99                               $11,993                $13,874
         May-99                               $11,860                $13,752
         Jun-99                               $11,780                $13,724
         Jul-99                               $11,701                $13,703
         Aug-99                               $11,661                $13,703
         Sep-99                               $11,780                $13,814
         Oct-99                               $11,780                $13,837
         Nov-99                               $11,754                $13,817
         Dec-99                               $11,701                $13,727

AVERAGE ANNUAL TOTAL RETURN (%), PERIODS ENDED 12/31/99
---------------------------------------------------------------------------------
                                         6 Months   1 Year   5 Years   Inception*
High Grade Fixed Income Portfolio          -0.68     -3.82     5.40      2.59
LB Gov't Bond Index                         0.04      2.23     7.44      5.27

* Inception: since commencement of issuance on November 8, 1993.

  The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

  Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

--------------------------------------------------------------------------------
[Sidenote]
The graph depicts the performance of Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio versus the Lehman Brothers Government Bond Index. It is important to note the High Grade Fixed Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT


Dear Contract Owner,                                           February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio"), for the fiscal year ended December 31, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------

Slightly more than a year ago, the world seemed on the brink of a precipice. It all began in August 1998 with a Russian devaluation and ensuing default, which exposed the excessive leverage in the system (hedge funds and dealers). A global margin call caused the capital markets to seize up and a massive "flight-to-quality" into on-the-run U.S. Treasurys occurred. Investors braced for a global recession or depression marked by rampant deflation. In January of 1999, fears of deflation turned to fears of inflation as evidence mounted that the global economy was not collapsing but actually rebounding. With the resumption of global growth and the continuation of one of the longest U.S. expansions on record, interest rates began to rise, creating difficult conditions for the bond markets.

   Faced with an extremely tight labor market and accelerating global growth, the Federal Reserve (the Fed) raised the Federal Funds rate three times during the fiscal year, by 25 basis points each time (bps; a basis point equals one one-hundredth of one percent). These increases reversed the 75 bps of emergency easings engineered in late 1998 to stave off the global financial crisis. By year-end, the 30-year Treasury bond's yield had increased to 6.48%, just below its two-year high of 6.49% and finishing the year with its worst annual price performance ever. At the same time, short-term rates rose significantly, with 90-day T-bills moving from a yield equivalent of 4.46% at the beginning of the year to a yield of 5.31% at its close.

   Mortgage "spreads" to Treasurys narrowed for most of the year, benefiting portfolios with mortgage exposure. (The spread is the difference in yield or income securities must pay to compensate for their greater risk relative to U.S. Treasurys.) Corporate bonds suffered from a temporary oversupply in the middle of the year but rallied into year-end on strong fundamentals and improved technicals. Corporate bonds outperformed U.S. Treasurys, but higher interest rates resulted in a loss of 1.95% as measured by the Lehman Brothers Corporate Bond Index. Despite the fact that such spreads to Treasurys narrowed, these sectors did not return to their levels before the Russian debt crisis of August 1998.

OUTLOOK

   With the evidence suggesting that Y2K-related problems have been avoided, we think the Fed will focus initially on its near-term chore of mopping up the flood of liquidity it provided to the banking system ahead of the year-end changeover. Beyond that, however, is the more enduring question of how much growth the economy can enjoy without re-igniting inflation. While sympathetic to the argument for a new, inflation-free economy driven by productivity gains and excess capacity, the Fed remains cautious. Interest rates appear headed higher, with unemployment at 30-year lows, consumer confidence near record highs, equity markets ebullient and economic expansion underway around much of the globe.

   At its most recent Open Market Committee meeting in February the Fed again raised

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO
                                                                   ANNUAL REPORT



rates by 25 bps. We expect an active Fed and rising rates across the yield curve in the first half of 2000. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. In this environment, we believe that spread sectors such as mortgages, agencies and investment-grade corporate bonds will perform well.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

The Portfolio's mid-range duration (about 4.94 years) resulted in a negative return for the fiscal year as interest rates rose. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) The incremental yield of the Portfolio's mortgage and agency holdings, as well as from the spread contraction in those sectors, benefited the Portfolio, moderately offsetting the negative impact of rising rates. Mortgage spreads to Treasurys remained historically wide and volatile throughout the Portfolio's fiscal year. Such market behavior typically occurs during periods of economic dislocation. During the recession of the late 1980s and early 1990s, for example, problems in the real estate, banking and insurance industries led to spread widening equivalent to current levels. In contrast, today's wide spreads seem to arise from market technical factors such as heavy issuance of securities and reduced liquidity related to Y2K concerns. Throughout the fiscal year the Portfolio maintained a significant allocation to agency and mortgage securities (see table below). Performance also benefited from our rotation between agencies and mortgages to take advantage of arbitrage opportunities caused by market volatility.

SECTOR ALLOCATION*
                                        12/31/99        6/30/99       12/31/98
----------------------------------------------------------------------------------------
Corporates                                 49.2%          49.1%         20.0%
Mortgages                                  37.3           31.9          33.1
Treasurys                                   4.4            8.9          45.8
Agencies                                    9.1           10.1           1.1
----------------------------------------------------------------------------------------
Total                                     100.0          100.0         100.0







* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT



GOING FORWARD

   Despite recent spread tightening, we continue to find mortgages and agency debentures attractive. Rising interest rates have diminished the likelihood that borrowers will prepay or refinance their mortgages. In addition, "implied volatility" in the options markets has subsided to its historical average. (Volatility, actual and implied, negatively impacts the performance of mortgage-backed securities given the prepayment options embedded in the underlying mortgages.) Technically positive is the recent equilibrium between mortgage supply and demand, notwithstanding the continuing vigor in housing markets and historically high mortgage originations.

   The Portfolio's spread-sector allocations represent high quality and high liquidity in the mortgage and agency sectors. As the U.S. Treasury continues to retire debt, we believe buyers looking for investment alternatives will increasingly turn to high-quality agencies and mortgages, which in turn will boost the performance of these securities. We believe the Portfolio is well positioned to benefit from the incremental income and performance expected in these sectors.

PORTFOLIO CHARACTERISTICS*
                                           12/31/99        6/30/99       12/31/98
----------------------------------------------------------------------------------------
Weighted Average Duration                  4.94 yrs       5.29 yrs        5.66 yrs
Weighted Average Life                      10.18 yrs      10.44 yrs       11.30 yrs
Average Quality                             Aa1/AA+        Aa1/AA+       AAA/Agency
Net Assets ($mm)                             $4.57          $5.99           $6.77
----------------------------------------------------------------------------------------

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.


Sincerely,


/s/ Margo Alexander            /s/ Brian M. Storms

MARGO ALEXANDER                BRIAN M. STORMS
Chairman and                   President and
Chief Executive Officer        Chief Operating Officer
Mitchell Hutchins              Mitchell Hutchins
Asset Management Inc.          Asset Management Inc.








* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                                                 MATURITY           INTEREST
  (000)                                                                                    DATES              RATES         VALUE
----------                                                                          -------------------    ----------      --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--14.50%

     $447  Federal Home Loan Bank Discount Note@                                          01/03/00             1.500%      $446,963
       29  U.S. Treasury Bonds ...................................................        02/15/21             7.875         32,407
      200  U.S. Treasury LINCS ...................................................        08/15/09             6.000        183,012
                                                                                                                           --------
Total U.S. Government and Agency Obligations (cost--$677,459) ....................                                          662,382
                                                                                                                           --------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.55%

      271  GNMA ..................................................................        01/15/24             7.000        261,781
      124  GNMA ..................................................................        11/15/17             8.500        128,849
                                                                                                                           --------
Total Government National Mortgage Association Certificates (cost--$384,927) .....                                          390,630
                                                                                                                           --------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--3.82%

      185  FHLMC 30 Year TBA (cost--$176,747) ....................................          TBA                6.500        174,478
                                                                                                                           --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--20.01%

       42  FNMA ..................................................................        12/01/08             6.000         40,105
      384  FNMA ..................................................................  04/01/09 to 10/01/23       7.000        373,362
      232  FNMA ..................................................................        07/01/09             7.500        233,837
       63  FNMA ..................................................................        09/01/11             8.000         63,174
      210  FNMA 15 Year TBA ......................................................          TBA                6.500        203,766
                                                                                                                           --------
Total Federal National Mortgage Association Certificates (cost--$910,881) ........                                          914,244
                                                                                                                           --------

COLLATERALIZED MORTGAGE OBLIGATIONS--7.91%

       80  Amresco Commercial Mortgage Funding I Corp.,
            Series 1997-C1, Class A1 .............................................        06/17/29             6.730         78,560
        1  FDIC REMIC Trust, Series 1994-C1, Class 2A-2 ..........................        09/25/25             7.850            779
       22  FDIC REMIC Trust, Series 1996-C1, Class 1A ............................        05/25/26             6.750         21,516
      141  LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1-A ......        08/15/06             5.870        134,064
      128  Morgan Stanley Capital I, Series 1997-WF1, Class A1 + .................        10/15/06             6.830        126,282
                                                                                                                           --------
Total Collateralized Mortgage Obligations (cost--$372,418) .......................                                          361,201
                                                                                                                           --------

CORPORATE BONDS--53.06%

AEROSPACE--0.98%
       45  Lockheed Martin Corporation ...........................................        12/01/05             7.950         44,665
                                                                                                                           --------

BANKS--3.59%
       45  Bank One Corporation ..................................................        08/01/06             6.875         43,588
      135  MBNA Capital 1 ........................................................        12/01/26             8.278        120,443
                                                                                                                           --------
                                                                                                                            164,031

BEVERAGES & ENTERTAINMENT--1.14%
       55  Seagram Joseph E. & Sons Incorporated .................................        12/15/05             6.625         52,366
                                                                                                                           --------


                                                                               5

MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO


PRINCIPAL
  AMOUNT                                                                                 MATURITY           INTEREST
  (000)                                                                                    DATES              RATES         VALUE
----------                                                                          -------------------    ----------      --------
CORPORATE BONDS--(CONTINUED)

FINANCIAL SERVICES--10.16%
     $100  Associates Corporation North America ..................................        11/01/08             6.250%      $ 92,135
       75  AT&T Capital Corporation Medium Term Note .............................        01/16/01             6.875         74,913
      150  Commercial Credit Group Incorporated ..................................        01/01/08             6.250        139,407
       55  Ford Motor Credit Company .............................................        04/28/03             6.125         53,342
      110  Heller Financial Incorporated .........................................        03/19/04             6.000        104,204
                                                                                                                           --------
                                                                                                                            464,001
                                                                                                                           --------

INDUSTRIAL SERVICES & SUPPLIES--1.61%
       75  Tyco International Group S.A. .........................................        06/15/01             6.125         73,709
                                                                                                                           --------

INSURANCE--5.70%
      150  American Re Corporation ...............................................        12/15/26             7.450        142,313
      125  Loews Corporation .....................................................        12/15/06             6.750        118,149
                                                                                                                           --------
                                                                                                                            260,462
                                                                                                                           --------

MEDIA--1.98%
       95  News America Holdings Incorporated ....................................        10/17/96             8.250         90,535
                                                                                                                           --------

OIL REFINING, DISTRIBUTION--2.19%
      105  Conoco Incorporated ...................................................        04/15/04             5.900        100,115
                                                                                                                           --------

REAL ESTATE INVESTMENT TRUST--1.72%
       80  First Industrial LP ...................................................        05/15/27             7.150         78,435
                                                                                                                           --------

RETAIL--2.13%
      100  Wal-Mart Stores Incorporated ..........................................        08/10/09             6.875         97,346
                                                                                                                           --------

SECURITIES/ASSET MANAGEMENT--7.77%
       95  Lehman Brothers Holdings Incorporated .................................        04/01/04             6.625         92,032
      135  Merrill Lynch & Company Incorporated ..................................  02/12/03 to 02/17/09       6.000        126,056
      145  Morgan Stanley Group Incorporated .....................................        01/20/04             5.625        136,892
                                                                                                                           --------
                                                                                                                            354,980
                                                                                                                           --------

TELECOMMUNICATIONS--5.80%
      150  AT&T Corporation ......................................................        03/15/09             6.000        136,631
      140  US West Capital Funding Incorporated ..................................        07/15/08             6.375        128,402
                                                                                                                           --------
                                                                                                                            265,033
                                                                                                                           --------

TOBACCO--4.20%
      150  Phillip Morris Companies Incorporated .................................        01/15/27             7.750        135,439
       60  RJ Reynolds Tobacco Holdings Incorporated .............................        05/15/03             7.375         56,351
                                                                                                                           --------
                                                                                                                            191,790
                                                                                                                           --------


6

MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO


PRINCIPAL
  AMOUNT                                                                                 MATURITY           INTEREST
  (000)                                                                                    DATES              RATES         VALUE
----------                                                                          -------------------    ----------      --------
CORPORATE BONDS--(CONCLUDED)

YANKEE--4.09%
     $100   Household International Netherlands B V ..............................        12/01/03             6.200%    $   96,455
      100   Imperial Tobacco Overseas B V ........................................        04/01/09             7.125         90,344
                                                                                                                         ----------
                                                                                                                            186,799
                                                                                                                         ----------
Total Corporate Bonds (cost--$2,593,938) .........................................                                        2,424,267
                                                                                                                         ----------
Total Investments (cost--$5,116,370)--107.85% ....................................                                        4,927,202
Liabilities in excess of other assets--(7.85)% ...................................                                         (358,796)
                                                                                                                         ----------
Net Assets--100.00% ..............................................................                                       $4,568,406
                                                                                                                         ----------
                                                                                                                         ----------

------------------
@     Interest rate shown is the discount rate at date of purchase.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
FDIC  Federal Deposit Insurance Corporation.
LINCS The Treasury-Linked Custody Receipts, Series 1994-A, represent ownership of certain underlying STRIPS and evidence the right to receive all payments thereon.
REMIC Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.





                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO



STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1999

ASSETS
Investments, at value (cost--$5,116,370) .........................   $ 4,927,202
Cash .............................................................           612
Interest receivable ..............................................        58,138
Other assets .....................................................           871
                                                                     -----------
Total assets .....................................................     4,986,823
                                                                     -----------

LIABILITIES

Payable for investments purchased ................................       382,285
Payable to investment adviser and administrator ..................         1,978
Accrued expenses and other liabilities ...........................        34,154
                                                                     -----------
Total liabilities ................................................       418,417
                                                                     -----------

NET ASSETS

Beneficial interest shares of $0.001 par value
 outstanding--517,688 shares (unlimited amount authorized) .......     4,649,623
Undistributed net investment income ..............................       284,443
Accumulated net realized loss from investments ...................      (176,492)
Net unrealized depreciation of investments .......................      (189,168)
                                                                     -----------

Net assets .......................................................   $ 4,568,406
                                                                     -----------
                                                                     -----------
Net asset value, offering price and redemtion value per share ....         $8.82
                                                                           -----
                                                                           -----





                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO



STATEMENT OF OPERATIONS

                                                                                                     FOR THE
                                                                                                   YEAR ENDED
                                                                                                DECEMBER 31, 1999
                                                                                                -----------------
INVESTMENT INCOME:

Interest ......................................................................................      $ 397,201
                                                                                                     ---------

EXPENSES:

Legal and audit ...............................................................................         35,650
Investment advisory and administration ........................................................         30,260
Reports and notices to shareholders ...........................................................         26,100
Trustees' fees ................................................................................          7,500
Custody and accounting fees ...................................................................          5,631
Transfer agency fees and related service fees .................................................          1,500
Other expenses ................................................................................          8,759
                                                                                                     ---------
                                                                                                       115,400
                                                                                                     ---------
Net investment income .........................................................................        281,801
                                                                                                     ---------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS:

Net realized losses from investments ..........................................................       (173,758)
Net change in unrealized depreciation of investments ..........................................       (351,717)
                                                                                                     ---------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS ...........................................       (525,475)
                                                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................      $(243,674)
                                                                                                     ---------
                                                                                                     ---------





                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                FOR THE YEARS
                                                                                                             ENDED DECEMBER 31,
                                                                                                         --------------------------
                                                                                                            1999            1998
                                                                                                         -----------    -----------
FROM OPERATIONS:
Net investment income ...............................................................................    $   281,801    $   413,096
Net realized gains (losses) from investments ........................................................       (173,758)       204,734
Net change in unrealized appreciation/depreciation of investments ...................................       (351,717)      (120,604)
                                                                                                         -----------    -----------
Net increase (decrease) in net assets resulting from operations .....................................       (243,674)       497,226
                                                                                                         -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income ...............................................................................         --           (416,693)
Net realized gains from investment transactions .....................................................         --           (139,524)
                                                                                                         -----------    -----------
                                                                                                              --           (556,217)
                                                                                                         -----------    -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from the sale of shares ................................................................        852,166        999,990
Cost of shares repurchased ..........................................................................     (3,365,762)    (1,953,577)
Proceeds from dividends reinvested ..................................................................        556,093        437,300
                                                                                                         -----------    -----------
Net decrease in net assets from beneficial interest transactions ....................................     (1,957,503)      (516,287)
                                                                                                         -----------    -----------
Net decrease in net assets ..........................................................................     (2,201,177)      (575,278)

NET ASSETS:

Beginning of year ...................................................................................      6,769,583      7,344,861
                                                                                                         -----------    -----------
End of year (including undistributed net investment income of $284,443 at December 31, 1999) ........    $ 4,568,406    $ 6,769,583
                                                                                                         -----------    -----------
                                                                                                         -----------    -----------




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS



   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

    The ability of the issuers of debt securities including mortgage and asset backed securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

    The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

SECURITIES LENDING

    The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. For the year ended December 31, 1999 there was no security lending activity by the Portfolio.

BANK LINE OF CREDIT

    The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS



INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

   At December 31, 1999, the components of net unrealized depreciation of investments were as follows:

         Gross appreciation (investments having an excess of value over cost) ..........................     $  17,763
         Gross depreciation (investments having an excess of cost over value) ..........................      (206,931)
                                                                                                             ---------
         Net unrealized depreciation of investments ....................................................     $(189,168)
                                                                                                             ---------
                                                                                                             ---------

   For the year ended December 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $9,788,680 and $11,877,210, respectively.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 1999, the Portfolio had a net capital loss carry forward of $156,608. The loss carry forward is available as a reduction, to the extent provided in the regulations of future net realized capital gains, and will expire by December 31, 2007. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1999, the Portfolio's undistributed net investment income was increased by $2,642 and accumulated net realized gains/losses from investments were decreased by $2,642.

SHARES OF BENEFICIAL INTEREST

    There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                    FOR THE YEARS
                                                        ENDED
                                                    DECEMBER 31,
                                             -------------------------
                                                 1999          1998
                                             -----------   -----------
Shares sold ............................          94,351       103,845
Shares redeemed ........................        (375,933)     (202,430)
Reinvestment of dividends ..............          60,656        46,931
                                                --------      --------
Net decrease ...........................        (220,926)      (51,654)
                                                --------      --------
                                                --------      --------

MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                          1999        1998        1997        1996        1995
                                                                        --------    --------    --------    --------    --------
Net asset value, beginning of year .................................      $ 9.17      $ 9.29      $ 9.10      $ 9.49      $ 8.71
                                                                          ------      ------      ------      ------      ------

Net investment income ..............................................        0.54        0.56        0.55        0.50        0.56
Net realized and unrealized gains (losses)
  from investments .................................................       (0.89)       0.07        0.19       (0.37)       0.79
                                                                          ------      ------      ------      ------      ------
Net increase (decrease) from investment operations .................       (0.35)       0.63        0.74        0.13        1.35
                                                                          ------      ------      ------      ------      ------
Dividends from net investment income ...............................        --         (0.56)      (0.55)      (0.52)      (0.57)
Distributions from net realized gains on investments ...............        --         (0.19)       --          --          --
                                                                          ------      ------      ------      ------      ------
Total dividends and distributions ..................................        0.00       (0.75)      (0.55)      (0.52)      (0.57)
                                                                          ------      ------      ------      ------      ------
Net asset value, end of year .......................................      $ 8.82      $ 9.17      $ 9.29      $ 9.10      $ 9.49
                                                                          ------      ------      ------      ------      ------
                                                                          ------      ------      ------      ------      ------
Total investment return(1) .........................................       (3.82)%      6.83%       8.13%       1.41%      15.44%
                                                                          ------      ------      ------      ------      ------
                                                                          ------      ------      ------      ------      ------

Ratios/Supplemental Data:
Net assets, end of year (000's) ....................................      $4,568      $6,770      $7,345      $7,902      $9,147
Expenses to average net assets .....................................        1.91%       1.27%       1.43%       1.62%       1.01%
Net investment income to average net assets ........................        4.65%       5.39%       5.54%       5.04%       5.56%
Portfolio turnover rate ............................................         166%        101%         95%        282%        136%

----------------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST -- HIGH GRADE FIXED INCOME PORTFOLIO



REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio


   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio (the "Portfolio"), one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund") as of December 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--High Grade Fixed Income Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Ernst & Young LLP



New York, New York
February 16, 2000

                                 ANNUAL REPORT





                                        ----------------------------------------

                                        MITCHELL

                                        HUTCHINS SERIES

                                        TRUST



                                        HIGH GRADE

                                        FIXED INCOME

                                        PORTFOLIO



                                        DECEMBER 31, 1999





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